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                                                                    Exhibit 1(k)

                            KIMCO REALTY CORPORATION
                            (a Maryland corporation)

                               Depositary Shares
               Each Representing 1/10 of a Share of 6.65% Class F
                     Cumulative Redeemable Preferred Stock
       (Liquidation Preference Equivalent to $25.00 Per Depositary Share)

                                TERMS AGREEMENT
                                ---------------

                                                              Dated: May 7, 2003


To:      Kimco Realty Corporation
         3333 New Hyde Park Road
         New Hyde Park, New York 11042-0020

Attention:  Chairman of the Board of Directors

Dear Sirs:

         We understand that Kimco Realty Corporation, a Maryland corporation (the "Company"), proposes to issue and sell 7,000,000 depositary shares (the "Depositary Shares") evidenced by depositary receipts, each representing a 1/10 interest in a share of the Company's 6.65% Class F Cumulative Redeemable Preferred Stock, par value $1.00 per share (the "Class F Preferred Stock") (such Class F Preferred Stock and Depositary Shares being hereinafter referred to collectively as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of Initial Underwritten Securities (as defined in the Underwriting Agreement referred to below) set forth below opposite their respective names, at the purchase price set forth below.



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                                                                Number
                                                             of Shares of
                Underwriter                             Underwritten Securities
                -----------                             -----------------------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..............................         1,315,000
UBS Warburg LLC.......................................         1,315,000
Citigroup Global Markets Inc..........................         1,315,000
Wachovia Securities, Inc..............................         1,315,000
Bear, Stearns & Co. Inc...............................           210,000
Legg Mason Wood Walker, Incorporated..................           210,000
McDonald Investments Inc., a KeyCorp Company..........           210,000
Prudential Securities Incorporated....................           210,000
Raymond James & Associates, Inc.......................           210,000
RBC Dain Rauscher Inc.................................           210,000
Advest, Inc...........................................            30,000
BB&T Capital Markets, a division of
     Scott and Stringfellow, Inc......................            30,000
CIBC World Markets Corp...............................            30,000
D.A. Davidson & Co....................................            30,000
Fahnestock & Co. Inc..................................            30,000
H&R Block Financial Advisors, Inc.....................            30,000
HSBC Securities (USA) Inc.............................            30,000
Janney Montgomery Scott LLC...........................            30,000
J.J.B. Hilliard, W.L. Lyons, Inc......................            30,000
C.L. King & Associates, Inc...........................            30,000
Morgan Keegan & Company, Inc..........................            30,000
Quick & Reilly, Inc...................................            30,000
Charles Schwab & Co., Inc.............................            30,000
Southwest Securities, Inc.............................            30,000
U.S. Bancorp Piper Jaffray Inc........................            30,000
Wells Fargo Investment Services, LLC..................            30,000
                                                               ----------
                Total.................................         7,000,000
                                                               ==========


The Underwritten Securities shall have the following terms:

Title of Securities: Depositary Shares Each Representing a 1/10 Interest in a Share of 6.65% Class F Cumulative Redeemable Preferred Stock.

Number of Depositary Shares:  7,000,000.

Fractional interest of each share of Class F Preferred Stock represented by a Depositary Share: 1/10.

Current Ratings: Standard & Poor's - BBB+; Moody's Investors
         Service, Inc. - Baa2.

Dividend Rate: 6.65% of the $250.00 liquidation preference per year, or $16.625 per share of Class F Preferred Stock (equal to $1.6625 per year per Depositary Share).

Dividend Payment Dates: January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2003.



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Liquidation Preference: $250.00 per share of Class F Preferred Stock
         (or $25.00 per Depositary Share), plus accrued and unpaid dividends, if any, to the date of payment.

Public offering price per share: $25.00, plus accrued dividends, if any, from June 5, 2003.

Purchase price per share:  $24.2125.

Conversion provisions: The Class F Preferred Stock and the Depositary
         Shares representing Class F Preferred Stock are not convertible into or exchangeable for any other property or securities of the Company, except that, in limited circumstances, the Class F Preferred Stock and the Depositary Shares representing Class F Preferred Stock may be automatically converted into or exchanged for Class F excess preferred stock or Depositary Shares representing Class F excess preferred stock.

Optional redemption provisions: Except relating to the preservation of the Company's status as a real estate investment trust, the Company may not redeem the Class F Preferred Stock prior to June 5, 2008. On or after June 5, 2008, the Company may, at its option, redeem the Class F Preferred Stock (and the preferred stock depositary will redeem the number of Depositary Shares representing the Class F Preferred Stock redeemed) for cash, in whole or in part, at a redemption price of $250.00 per share of the Class F Preferred Stock (equal to $25.00 per Depositary Share), plus accrued and unpaid dividends, if any, to the redemption date.

Sinking fund requirements:  None.

Number of Option Securities, if any, that may be purchased by the
         Underwriters: None.

Delayed Delivery Contracts:  Not authorized

Additional co-managers, if any: Citigroup Global Markets Inc., Wachovia
         Securities, Inc., Bear, Stearns & Co. Inc., Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., a KeyCorp Company, Prudential Securities Incorporated, Raymond James & Associates, Inc. and RBC Dain Rauscher Inc.

Other material terms:  None

Closing date and location: June 5, 2003, 10:00 a.m.; Sidley Austin
         Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019


         All of the provisions contained in the Underwriting Agreement attached as Annex A hereto are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.




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         Please accept this offer no later than 7:00 P.M. (New York City time)
on May 7, 2003 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                 Very truly yours,

                                 MERRILL LYNCH & CO.
                                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                        INCORPORATED
                                 UBS WARBURG LLC
                                 CITIGROUP GLOBAL MARKETS INC.
                                 WACHOVIA SECURITIES, INC.
                                 BEAR, STEARNS & CO. INC.
                                 LEGG MASON WOOD WALKER, INCORPORATED
                                 MCDONALD INVESTMENTS INC., A KEYCORP COMPANY
                                 PRUDENTIAL SECURITIES INCORPORATED
                                 RAYMOND JAMES & ASSOCIATES, INC.
                                 RBC DAIN RAUSCHER INC.

                                 By: Merrill Lynch & Co.
                                     Merrill Lynch, Pierce, Fenner & Smith
                                                 Incorporated


                                     By:   /s/ Jack Vissicchio
                                        -----------------------------------
                                        Name:  Jack Vissicchio
                                        Title: Managing Director

                                 By:  UBS Warburg LLC


                                     By:   /s/ David Reynolds
                                        -----------------------------------
                                        Name:  David Reynolds
                                        Title: Executive Director

                                 Acting on behalf of themselves and the other named Underwriters

Accepted:

KIMCO REALTY CORPORATION

By:   /s/ Glenn G. Cohen
   -------------------------------
   Name:  Glenn G. Cohen
   Title: Vice President-Treasurer



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